SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D. C. 20549

                               FORM 8-K


                            CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   March 6, 1995

                      SUNSTATES CORPORATION
        (Exact name of registrant as specified in its charter)


           Delaware            1-5300              22-1664434
(State or other jurisdiction   (Commission      (I.R.S. Employer
 of incorporation)             File Number)     Identification No.)

  4600 Marriott Drive, Suite 200, Raleigh, North Carolina  27612
  (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code 919-781-5611



  (Former name or former address, if changed since last report.)

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 Item 2.  Acquisition of Assets

     Pursuant to an Asset Purchase Agreement dated March 6, 1995, between Alba-Waldensian, Inc. (Alba), a 50.4% owned subsidiary of the Registrant, and Kayser-Roth Corporation, Alba acquired all of the assets associated with the Balfour Healthcare Division of Kayser-Roth Corporation for $14,973,014. The assets acquired include a manufacturing facility located in Rockwood, Tennessee, all healthcare related machinery (including knitting, sewing, dying and other equipment involved in the manufacturing process), office equipment, furniture and fixtures, raw materials, work-in-process and inventories and all accounts receivable not collected as of March 6, 1995, relating to the Balfour Healthcare Division. The purchase price was paid in cash and was financed by a loan from First Union National Bank of North Carolina.
The purchase price was determined following negotiations with Kayser-Roth Corporation and due diligence conducted by Alba and approved by their Board of Directors.

     The assets acquired were used by Kayser-Roth Corporation to manufacture and distribute component and finished tubular knit products. Products manufactured include gown cuffs, stockinette drapes, orthopedic stockinette for casting systems, patient footwear, infant caps and specialty products. Alba intends to continue to use the assets acquired in the same manner they were used prior to the acquisition. Under a transition agreement, Kayser-Roth Corporation will continue to manufacture sock products at the Rockwood, Tennessee plant for a phase-out period of approximately six months.

     Prior to December 31, 1994, Alba paid a royalty to Kayser-Roth Corporation for the license to use the brand name "No Nonsense." The license expired on December 31, 1994, and was not renewed by Alba.


Item 7.  Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

     Audited financial statements of the Balfour Healthcare Division of Kayser-Roth Corporation are not available as of the date of this filing. The required financial statements will be filed under cover of a Form 8-K/A as soon as practicable but in any event no later than May 20, 1995, 60 days after this Form 8-K is required to be filed.

(b) Pro Forma Financial Information

     The pro forma financial information required with respect to the acquisition of the Balfour Healthcare Division of Kayser-Roth Corporation is not available as of the date of this filing. The required pro forma financial information will be filed under cover of a Form 8-K/A as soon as practicable but in any event no later than May 20, 1995, 60 days after this Form 8-K is required to be filed.

(c) Exhibits

     2 Asset Purchase Agreement dated as of March 6, 1995, between Alba-Waldensian, Inc. and Kayser-Roth Corporation.

     23.1 Consent of Arthur Andersen LLP (to be filed by amendment)



                               SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                         SUNSTATES CORPORATION



                                         /s/ Glenn J. Kennedy
Date: March 21, 1995                     Glenn J. Kennedy
                                         Chief Financial Officer

                 SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.

                              EXHIBITS

                              FORM 8-K
                           CURRENT REPORT



Date of Report                               Commission File Number
March 6, 1995                                     1-5300


                        SUNSTATES CORPORATION

                            EXHIBIT INDEX


Exhibit No.         Exhibit Description

2 Asset Purchase Agreement dated as of March 6, 1995 between Alba-Waldensian, Inc. and Kayser-Roth
                    Corporation.

23.1 Consent of Arthur Andersen LLP (to be filed by amendment)